                                                                  EXHIBIT 23.7



Flex  Financial  Group,  Inc.:



We consent to the use of our report dated August 5, 1997, for the period ended July 31, 1997 and 1996 in Amendment No. 2 to Form SB-2 and Amendment No. 2 to Form S-4 filed on behalf of Flex Acquisitions Corporation.


/S/  Harper  &  Pearson  Company
--------------------------------

Harper  &  Pearson  Company
Houston,  Texas
September  12,  1997